Exhibit 23(h)(25) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K
SCHEDULE 1
TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.

CASH TRUST SERIES, INC.
Government Cash Series
Municipal Cash Series
Prime Cash Series
Treasury Cash Series
FEDERATED AMERICAN LEADERS FUND, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED ADJUSTABLE RATE SECURITIES FUND
Institutional Shares
Institutional Service Shares
FEDERATED EQUITY FUNDS
Federated Capital Appreciation Fund
Class A Shares
Class C Shares
Federated Clover Mid Value Fund
Class A Shares
Class C Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Federated InterContinental Fund
Class A Shares
Class C Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class C Shares
Federated Mid-Cap Growth Strategies Fund
Class A Shares
Class C Shares
Class K Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
FEDERATED EQUITY INCOME FUND, INC.:
Class A Shares
Class C Shares
Class F Shares
FEDERATED FIXED INCOME SECURITIES, INC.
Federated Municipal Ultrashort Fund
Class A Shares
Federated Strategic Income Fund
Class A Shares
Class C Shares
Class F Shares
FEDERATED GNMA TRUST
Institutional Shares
Institutional Service Shares
FEDERATED GOVERNMENT INCOME SECURITIES, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED HIGH INCOME BOND FUND, INC.
Class A Shares
Class C Shares
FEDERATED HIGH YIELD TRUST
FEDERATED INCOME SECURITIES TRUST:
Federated Capital Income Fund
Class A Shares
Class C Shares
Class F Shares
Federated Fund for U.S. Government Securities
Class A Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Institutional Shares
Institutional Service Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class C Shares
Class F Shares
                Federated Prudent Global Income Fund
Class A Shares
Class C Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Shares
Institutional Service Shares
Federated Stock and California Muni Fund
Class A Shares
Class C Shares
FEDERATED INCOME TRUST
Federated Income Trust
Class Y Shares
Institutional Shares
Institutional Service Shares
FEDERATED INDEX TRUST
Federated Max-Cap Index Fund
Class C Shares
Institutional Shares
Institutional Service Shares
Federated Mid-Cap Index Fund
Federated Mini-Cap Index Fund
Class C Shares
Institutional Shares
FEDERATED INSTITUTIONAL TRUST
Federated Government Ultrashort Duration Fund
Class A Shares
Institutional Service Shares
Federated Intermediate Government/Corporate Fund
Institutional Service Shares
FEDERATED INSURANCE SERIES
Federated American Leaders Fund II
Primary Shares
Service Shares
Federated Capital Appreciation Fund II
Primary Shares
Service Shares
Federated Capital Income Fund II
Federated Equity Income Fund II
Federated Fund for US Government Securities II
Federated High Income Bond Fund II
Primary Shares
Service Shares
Federated International Equity Fund II
Federated Kaufmann Fund II
Primary Shares
Service Shares
Federated Market Opportunity Fund II
Service Shares
Federated Mid-Cap Growth Strategies Fund II
Federated Prime Money Fund II

Federated Quality Bond Fund II
Primary Shares
Service Shares
FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
Institutional Service Shares
FEDERATED INTERNATIONAL SERIES, INC.
Federated International Equity Fund
Class A Shares
Class C Shares
Federated International Bond Fund
Class A Shares
Class C Shares
FEDERATED INVESTMENT SERIES FUNDS, INC.
Federated Bond Fund
Class A Shares
Class C Shares
Class F Shares
FEDERATED MANAGED ALLOCATION PORTFOLIOS:
Federated Balanced Allocation Fund
Class A Shares
Class C Shares
Federated Target ETF Fund 2015
Class A Shares
Institutional Shares
Federated Target ETF Fund 2025
Class A Shares
Institutional Shares
Federated Target ETF Fund 2035
Class A Shares
Institutional Shares
FEDERATED MDT SERIES
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Federated MDT Tax Aware/All Cap Core Fund
Class A Shares
Class C Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class C Shares
Federated MDT Large Cap Value Fund
Class A Shares
Class C Shares
Federated MDT Mid Cap Growth Fund
Class A Shares
Class C Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class C Shares
               Federated MDT Small Cap Value Fund
Class A Shares
Class C Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
FEDERATED MUNICIPAL SECURITIES FUND, INC.
Class A Shares
Class C Shares
Class F Shares
FEDERATED MUNICIPAL SECURITIES INCOME TRUST:
Federated California Municipal Income Fund
Class A Shares
Federated Michigan Intermediate Municipal Trust
Class A Shares
Federated Municipal High Yield Advantage Fund
Class A Shares
Class C Shares
Class F Shares
Federated New York Municipal Income Fund
Class A Shares
Federated North Carolina Municipal Income Fund
Class A Shares
Federated Ohio Municipal Income Fund
Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund
Class A Shares
Class A Shares
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
Class A Shares
Institutional Shares
Institutional Service Shares
FEDERATED STOCK AND BOND FUND
Class A Shares
Class C Shares
FEDERATED STOCK TRUST
FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
Institutional Service Shares
FEDERATED TOTAL RETURN SERIES, INC.
Federated Mortgage Fund
Institutional Shares
Institutional Service Shares
Federated Total Return Bond Fund
Class A Shares
Class C Shares
Institutional Service SharesFederated Ultrashort Bond Fund
Class A Shares
Institutional Shares
Institutional Service Shares
FEDERATED U.S. GOVERNMENT BOND FUND
FEDERATED U.S. GOVERNMENT SECURITIES FUND:  1-3 YEARS
Institutional Shares
Institutional Service Shares
FEDERATED U.S. GOVERNMENT SECURITIES FUND:  2-5 YEARS
Institutional Shares
Institutional Service Shares
FEDERATED WORLD INVESTMENT SERIES, INC.
Federated International Value Fund
Class A Shares
Class C Shares
Federated International High Income Fund
Class A Shares
Class C Shares
Class F Shares
Federated International Small-Mid Company Fund
Class A Shares
Class C Shares
INTERMEDIATE MUNICIPAL TRUST:
Federated Intermediate Municipal Trust
Institutional Shares
EDWARD JONES MONEY MARKET FUND
Retirement Shares
Investment Shares
MONEY MARKET OBLIGATIONS TRUST:
Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Institutional Service Shares
Automated Cash Management Trust
Cash II Shares
Institutional Service Shares
Automated Government Cash Reserves
Automated Government Money Trust
Automated Treasury Cash Reserves
California Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Connecticut Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Short-Term U.S. Government Trust
Federated Tax-Free Trust
Florida Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Georgia Municipal Cash Trust
                Government Obligations Fund
Institutional Capital Shares
Institutional Shares
Institutional Service Shares
Trust Shares
Government Obligations Tax-Managed Fund
Institutional Shares
Institutional Service Shares
Liberty U.S. Government Money Market Trust
Class A Shares
Class C Shares
Class F Shares
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Cash Series Shares
Institutional Service Shares
Michigan Municipal Cash Trust
Institutional Shares
Institutional Service Shares
Minnesota Municipal Cash Trust
Institutional Shares
Cash Series Shares
Money Market Management
Eagle Shares
Premier Shares
Municipal Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
New Jersey Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares
New York Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Service Shares
Institutional Shares
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Cash II Shares
Institutional Shares
Institutional Service Shares
Pennsylvania Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares
Prime Cash Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Prime Management Obligations Fund
Institutional Capital Shares
Institutional Service Shares
Institutional Shares

Prime Obligations Fund
Institutional Shares
Institutional Service Shares
Trust Shares
Prime Value Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Tax-Free Instruments Trust
Institutional Service Shares
Investment Shares
Tax-Free Obligations Fund
Institutional Shares
Institutional Service Shares
Treasury Obligations Fund
Institutional Shares
Institutional Service Shares
Institutional Capital Shares
Trust Shares
Trust for Government Cash Reserves
Trust for U.S. Treasury Obligations
U.S. Treasury Cash Reserves
Institutional Shares
Institutional Service Shares
Virginia Municipal Cash Trust
Cash Series Shares
Institutional Shares
Institutional Service Shares